Exhibit 99.1
Investor Relations: Media Relations:	Anjali Aggarwal Jonathan Freedman +1 (617) 747-3300 ir@amg.com pr@amg.com

AMG Reports Financial and Operating Results
for the Second Quarter and First Half of 2020

Company reports EPS of $0.65, Economic EPS of $2.74 in second quarter of 2020

Net Income (controlling interest) of $31 million, Economic Net Income of $130 million
Issued $350 million 10-year senior bond, extending duration and enhancing financial flexibility
Announced partnership with Inclusive Capital Partners, first Affiliate wholly focused on responsible capitalism
Repurchased $50 million in common stock

WEST PALM BEACH, FL, July 27, 2020 — Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the second quarter and six months ended June 30, 2020.

Jay C. Horgen, President and Chief Executive Officer of AMG, said:
“In a period of significant ongoing uncertainty, AMG reported Economic earnings per share of $2.74 for the second quarter. Net client cash flows were driven by ongoing performance headwinds concentrated in certain quantitative strategies, which offset organic growth across private markets, wealth management, and traditional and alternative fixed income strategies.

“While considerable market volatility persists, we continue to actively position our business for growth; through the disciplined execution of our strategy, along with the quality and diversity of our Affiliates, we are confident in our ability to create meaningful shareholder value over time. We have enhanced our financial flexibility and expanded our solution set for prospective Affiliates, further augmenting our ability to execute on unique opportunities arising from market dislocation. For three decades, AMG has demonstrated the ability to grow across market cycles, and we remain focused on generating long-term value by investing in leading independent boutique managers, through our proven partnership approach, and allocating resources toward the areas of highest growth and return across our opportunity set.”

FINANCIAL HIGHLIGHTS	Three Months Ended		Six Months Ended
(in millions, except as noted and per share data)	6/30/2019	6/30/2020	6/30/2019	6/30/2020
Operating Performance Measures
AUM (at period end, in billions)	$772.2	$638.4	$772.2	$638.4
Average AUM (in billions)	774.2	635.7	773.4	649.4
Net client cash flows (in billions)	(15.1)	(18.2)	(22.6)	(32.0)
Aggregate fees	1,163.1	960.9	2,415.1	2,214.0
Financial Performance Measures
Net income (loss) (controlling interest)	$107.7	$30.7	$(93.1)	$15.1
Earnings (loss) per share (diluted)	2.11	0.65	(1.81)	0.32
Supplemental Performance Measures (1)
Adjusted EBITDA (controlling interest)	$219.3	$162.1	$434.8	$362.4
Economic net income (controlling interest)	170.1	129.6	339.1	280.9
Economic earnings per share	3.33	2.74	6.59	5.90

For additional information on our Supplemental Performance Measures, including reconciliations to GAAP, see the Financial Tables and Notes.

Capital Management
During the second quarter of 2020, the Company repurchased $50 million in common stock and announced a second-quarter cash dividend of $0.01 per common share, payable August 20, 2020 to common stockholders of record as of the close of business on August 6, 2020.
About AMG
AMG is a global asset management company with equity investments in leading boutique investment management firms. AMG’s strategy is to generate long‐term value by investing in leading independent active investment managers, through a proven partnership approach, and allocating resources across the Company's unique opportunity set to the areas of highest growth and return. AMG’s innovative partnership approach allows each Affiliate’s management team to own significant equity in their firm while maintaining operational autonomy. In addition, AMG provides centralized assistance to its Affiliates on strategy, marketing, distribution, and product development. As of June 30, 2020, AMG’s aggregate assets under management were approximately $638 billion, across a broad range of active, return-oriented strategies. For more information, please visit the Company’s website at www.amg.com.

Conference Call, Replay and Presentation Information
A conference call will be held with AMG’s management at 8:30 a.m. Eastern time today. Parties interested in listening to the conference call should dial 1-877-407-8291 (U.S. calls) or 1-201-689-8345 (non-U.S. calls) shortly before the call begins.

The conference call will also be available for replay beginning approximately one hour after the conclusion of the call. To hear a replay of the call, please dial 1-877-660-6853 (U.S. calls) or 1-201-612-7415 (non-U.S. calls) and provide conference ID 13705766. The live call and replay of the session, and a presentation highlighting the Company's performance can also be accessed via AMG’s website at https://ir.amg.com/.

Financial Tables Follow

ASSETS UNDER MANAGEMENT - STATEMENT OF CHANGES (in billions)

BY STRATEGY - QUARTER TO DATE	Alternatives	Global Equities	U.S. Equities	Multi-Asset & Fixed Income	Total
AUM, March 31, 2020	$226.1	$204.3	$72.5	$97.0	$599.9
Client cash inflows and commitments	7.6	8.9	4.3	5.2	26.0
Client cash outflows	(14.9)	(17.7)	(6.8)	(4.8)	(44.2)
Net client cash flows	(7.3)	(8.8)	(2.5)	0.4	(18.2)
Market changes	2.4	33.2	14.7	6.8	57.1
Foreign exchange	—	0.8	0.1	0.4	1.3
Realizations and distributions (net)	(0.5)	(0.1)	—	—	(0.6)
Other	(0.2)	(0.2)	(0.8)	0.1	(1.1)
AUM, June 30, 2020	$220.5	$229.2	$84.0	$104.7	$638.4

BY STRATEGY - YEAR TO DATE	Alternatives	Global Equities	U.S. Equities	Multi-Asset & Fixed Income	Total
AUM, December 31, 2019	$241.2	$274.9	$100.0	$106.4	$722.5
Client cash inflows and commitments	16.3	17.3	7.7	10.8	52.1
Client cash outflows	(26.0)	(32.9)	(14.5)	(10.7)	(84.1)
Net client cash flows	(9.7)	(15.6)	(6.8)	0.1	(32.0)
New investments	3.7	—	—	—	3.7
Market changes	(10.8)	(24.6)	(7.8)	(0.6)	(43.8)
Foreign exchange	(3.1)	(5.1)	(0.4)	(1.3)	(9.9)
Realizations and distributions (net)	(0.7)	(0.1)	—	(0.1)	(0.9)
Other	(0.1)	(0.3)	(1.0)	0.2	(1.2)
AUM, June 30, 2020	$220.5	$229.2	$84.0	$104.7	$638.4

BY CLIENT TYPE - QUARTER TO DATE	Institutional	Retail	High Net Worth	Total
AUM, March 31, 2020	$347.8	$149.9	$102.2	$599.9
Client cash inflows and commitments	10.7	10.7	4.6	26.0
Client cash outflows	(21.5)	(17.9)	(4.8)	(44.2)
Net client cash flows	(10.8)	(7.2)	(0.2)	(18.2)
Market changes	28.1	19.4	9.6	57.1
Foreign exchange	0.8	0.2	0.3	1.3
Realizations and distributions (net)	(0.5)	(0.1)	—	(0.6)
Other	(0.5)	(0.4)	(0.2)	(1.1)
AUM, June 30, 2020	$364.9	$161.8	$111.7	$638.4

BY CLIENT TYPE - YEAR TO DATE	Institutional	Retail	High Net Worth	Total
AUM, December 31, 2019	$407.2	$198.1	$117.2	$722.5
Client cash inflows and commitments	21.4	21.4	9.3	52.1
Client cash outflows	(37.8)	(36.0)	(10.3)	(84.1)
Net client cash flows	(16.4)	(14.6)	(1.0)	(32.0)
New investments	3.7	—	—	3.7
Market changes	(23.3)	(16.8)	(3.7)	(43.8)
Foreign exchange	(5.1)	(4.3)	(0.5)	(9.9)
Realizations and distributions (net)	(0.7)	(0.1)	(0.1)	(0.9)
Other	(0.5)	(0.5)	(0.2)	(1.2)
AUM, June 30, 2020	$364.9	$161.8	$111.7	$638.4

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
(in millions, except per share data)	6/30/2019	6/30/2020

Consolidated revenue	$591.9	$471.1

Consolidated expenses:
Compensation and related expenses	258.0	216.5
Selling, general and administrative	96.2	73.6
Intangible amortization and impairments	21.2	80.9
Interest expense	19.7	22.3
Depreciation and other amortization	5.3	5.0
Other expenses (net)	12.2	11.3
Total consolidated expenses	412.6	409.6

Equity method income (net)(2)	29.4	17.4

Investment and other income (expense)	7.2	(12.1)
Income before income taxes	215.9	66.8

Income tax expense	35.7	3.3
Net income	180.2	63.5

Net income (non-controlling interests)	(72.5)	(32.8)
Net income (controlling interest)	$107.7	$30.7

Average shares outstanding (basic)	51.0	47.2
Average shares outstanding (diluted)	51.0	47.3

Earnings per share (basic)	$2.11	$0.65
Earnings per share (diluted)	$2.11	$0.65

RECONCILIATIONS OF SUPPLEMENTAL PERFORMANCE MEASURES(1)

	Three Months Ended
(in millions, except per share data)	6/30/2019	6/30/2020

Net income (controlling interest)	$107.7	$30.7
Intangible amortization and impairments	55.3	86.3
Intangible-related deferred taxes	6.6	(3.1)
Other economic items	0.5	15.7
Economic net income (controlling interest)	$170.1	$129.6

Average shares outstanding (adjusted diluted)	51.0	47.3
Economic earnings per share	$3.33	$2.74

Net income (controlling interest)	$107.7	$30.7
Interest expense	19.7	22.3
Income taxes	33.4	1.1
Intangible amortization and impairments	55.3	86.3
Other items	3.2	21.7
Adjusted EBITDA (controlling interest)	$219.3	$162.1

See Notes for additional information.

CONSOLIDATED STATEMENTS OF INCOME

	Six Months Ended
(in millions, except per share data)	6/30/2019	6/30/2020

Consolidated revenue	$1,135.1	$978.3

Consolidated expenses:
Compensation and related expenses	486.2	424.4
Selling, general and administrative	191.8	163.8
Intangible amortization and impairments	50.9	101.5
Interest expense	37.9	41.8
Depreciation and other amortization	10.6	10.1
Other expenses (net)	23.0	22.3
Total consolidated expenses	800.4	763.9

Equity method loss (net)(2)	(328.8)	(95.8)

Investment and other income (expense)	15.2	(9.7)
Income before income taxes	21.1	108.9

Income tax expense (benefit)	(26.1)	5.5
Net income	47.2	103.4

Net income (non-controlling interests)	(140.3)	(88.3)
Net income (loss) (controlling interest)	$(93.1)	$15.1

Average shares outstanding (basic)	51.5	47.5
Average shares outstanding (diluted)	51.5	47.6

Earnings (loss) per share (basic)	$(1.81)	$0.32
Earnings (loss) per share (diluted)	$(1.81)	$0.32

RECONCILIATIONS OF SUPPLEMENTAL PERFORMANCE MEASURES(1)

	Six Months Ended
(in millions, except per share data)	6/30/2019	6/30/2020

Net income (loss) (controlling interest)	$(93.1)	$15.1
Intangible amortization and impairments	515.1	282.0
Intangible-related deferred taxes	(87.1)	(34.1)
Other economic items	4.2	17.9
Economic net income (controlling interest)	$339.1	$280.9

Average shares outstanding (adjusted diluted)	51.5	47.6
Economic earnings per share	$6.59	$5.90

Net income (loss) (controlling interest)	$(93.1)	$15.1
Interest expense	37.9	41.8
Income taxes	(31.5)	1.2
Intangible amortization and impairments	515.1	282.0
Other items	6.4	22.3
Adjusted EBITDA (controlling interest)	$434.8	$362.4

See Notes for additional information

CONSOLIDATED BALANCE SHEET

	Period Ended
(in millions)	12/31/2019	6/30/2020

Assets
Cash and cash equivalents	$539.6	$681.6
Receivables	417.1	497.1
Investments in marketable securities	59.4	61.4
Goodwill	2,651.7	2,627.6
Acquired client relationships (net)	1,182.0	1,052.3
Equity method investments in Affiliates (net)	2,195.6	1,991.0
Fixed assets (net)	92.3	85.8
Other investments	211.8	204.0
Other assets	304.0	295.3
Total assets	$7,653.5	$7,496.1

Liabilities and Equity
Payables and accrued liabilities	$634.6	$572.5
Debt	1,793.8	2,042.8
Deferred income tax liability (net)	450.2	388.3
Other liabilities	359.1	468.5
Total liabilities	3,237.7	3,472.1

Redeemable non-controlling interests	916.7	682.1
Equity:
Common stock	0.6	0.6
Additional paid-in capital	707.2	768.2
Accumulated other comprehensive loss	(108.8)	(170.4)
Retained earnings	3,819.8	3,819.3
	4,418.8	4,417.7
Less: treasury stock, at cost	(1,481.3)	(1,563.0)
Total stockholders’ equity	2,937.5	2,854.7
Non-controlling interests	561.6	487.2
Total equity	3,499.1	3,341.9
Total liabilities and equity	$7,653.5	$7,496.1

Notes

(1)
As supplemental information, we provide non-GAAP performance measures of Adjusted EBITDA (controlling interest), Economic net income (controlling interest) and Economic earnings per share. Management utilizes these non-GAAP performance measures to assess our performance before our share of certain non-cash expenses and to improve comparability between periods.

Adjusted EBITDA (controlling interest) represents our performance before our share of interest expense, income taxes, depreciation, amortization, impairments, certain Affiliate equity expenses, gains and losses on general partner and seed capital investments, and adjustments to our contingent payment arrangements. We believe that many investors use this non-GAAP measure when assessing the financial performance of companies in the investment management industry.

Under our Economic net income (controlling interest) definition, we add to Net income (loss) (controlling interest) our share of pre-tax intangible amortization and impairments (including the portion attributable to equity method investments in Affiliates), deferred taxes related to intangible assets, and other economic items which include non-cash imputed interest (principally related to the accounting for convertible securities and contingent payment arrangements), certain Affiliate equity expenses, and gains and losses on general partner and seed capital investments. Economic net income (controlling interest) is used by management and our Board of Directors as our principal performance benchmark, including as one of the measures for aligning executive compensation with stockholder value.

Economic earnings per share represents Economic net income (controlling interest) divided by the Average shares outstanding (adjusted diluted). In this calculation, the potential share issuance in connection with our junior convertible securities is measured using a “treasury stock” method. Under this method, only the net number of shares of common stock equal to the value of the junior convertible securities in excess of par, if any, are deemed to be outstanding. We believe the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and we are relieved of our debt obligation.

The following table provides a reconciliation of Average shares outstanding (adjusted diluted):

	Three Months Ended		Six Months Ended
(in millions)	6/30/2019	6/30/2020	6/30/2019	6/30/2020
Average shares outstanding (diluted)	51.0	47.3	51.5	47.6
Stock options and restricted stock units	—	—	0.0	—
Average shares outstanding (adjusted diluted)	51.0	47.3	51.5	47.6

These non-GAAP performance measures are provided in addition to, but not as a substitute for, Net income (loss) (controlling interest), Earnings per share or other GAAP performance measures. For additional information on our non-GAAP measures, see our Annual and Quarterly Reports on Form 10-K and 10-Q, respectively, which are accessible on the SEC’s website at www.sec.gov.

(2)	The following table presents equity method earnings and equity method intangible amortization and impairments, which in aggregate form Equity method income (loss) (net):

	Three Months Ended		Six Months Ended
(in millions)	6/30/2019	6/30/2020	6/30/2019	6/30/2020
Equity method earnings	$68.3	$54.3	$148.3	$120.4
Equity method intangible amortization and impairments	(38.9)	(36.9)	(477.1)	(216.2)
Equity method income (loss) (net)	$29.4	$17.4	$(328.8)	$(95.8)

Forward Looking Statements and Other Matters
Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” "preliminary," “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “positioned,” “prospects,” “intends,” “plans,” “estimates,” “pending investments,” “anticipates” or the negative version of these words or other comparable words. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including changes in the securities or financial markets or in general economic conditions, pandemics (including COVID-19) and related changes in the global economy, capital markets and the asset management industry, the availability of equity and debt financing, competition for acquisitions of interests in investment management firms, the ability to close pending investments, the investment performance and growth rates of our Affiliates and their ability to effectively market their investment strategies, the mix of Affiliate contributions to our earnings and other risks, uncertainties and assumptions, including those described under the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Such factors may be updated from time to time in our periodic filings with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

From time to time, AMG may use its website as a distribution channel of material Company information. AMG routinely posts financial and other important information regarding the Company in the Investor Relations section of its website at www.amg.com and encourages investors to consult that section regularly.